UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2015

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MAJESCO

(Exact name of registrant as specified in its charter)

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California	333-202180	77-0309142
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5 Penn Plaza, 14th Floor

New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 731-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On June 18, 2015, Majesco, a California corporation (the “Company”), issued a press release pertaining to its results of operations and financial condition for the fourth quarter and fiscal year ended March 31, 2015. A copy of this press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description

99.1	Press release issued by Majesco pertaining to its results of operations and financial condition for the fourth quarter and fiscal year ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAJESCO

By:	/s/ Ketan Mehta
Ketan Mehta
President and Chief Executive Officer

Date: June 18, 2015

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release issued by Majesco pertaining to its results of operations and financial condition for the fourth quarter and fiscal year ended March 31, 2015.